INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. ___)


Filed by the Registrant             /x/

Filed by a Party other than the Registrant           / /

Check the appropriate box:

/ /   Preliminary Proxy Statement

/x/   Definitive Proxy Statement

/ /   Definitive Additional Materials

/ /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

/ /   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e) (2))

                          The France Growth Fund, Inc.

                (Name of Registrant as Specified in its Charter)



                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/   No fee required.

[Graphic Omitted
                          THE FRANCE GROWTH FUND, INC.
                                666 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                               -----------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 30, 2001
                               -----------------

THIS IS THE FORMAL AGENDA FOR THE ANNUAL MEETING OF STOCKHOLDERS OF THE FRANCE GROWTH FUND, INC. (THE "FUND"). IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE OF THE MEETING, IN CASE YOU WANT TO ATTEND IN PERSON.

To our Stockholders:

The Annual Meeting of the Fund's Stockholders will be held at 2:00 p.m., New York City time, on Monday, April 30, 2001, at the offices of PaineWebber, Inc., 14th Floor Boardroom, 1285 Avenue of the Americas, New York, New York 10019, for the following purposes:

    1. To elect four (4) Directors in Class I to serve for a term expiring on the date of the Annual Meeting of Stockholders in 2004.

    2. To consider and act upon a stockholder proposal recommending that the Board of Directors repeal all amendments made to the By-laws in June 2000. THE BOARD OF DIRECTORS STRONGLY URGES ALL STOCKHOLDERS TO VOTE AGAINST THIS PROPOSAL.

    3. To consider and act upon a stockholder proposal recommending that the Board of Directors amend the By-laws to allow stockholders holding not less than 5% of the shares entitled to vote to request a Special Meeting of Stockholders. THE BOARD OF DIRECTORS STRONGLY URGES ALL STOCKHOLDERS TO VOTE AGAINST THIS PROPOSAL.

 Stockholders of record of the Fund's common stock at the close of business on March 29, 2001 are entitled to vote at this meeting and any related adjourned meeting.




                                                       /s/ STEVEN M. CANCRO
                                                       --------------------
                                                       Steven M. Cancro
                                                       Secretary

Dated: April 16, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. PLEASE TAKE A FEW MINUTES TO VOTE NOW AND HELP SAVE THE FUND THE COST OF ADDITIONAL SOLICITATIONS.

TO THE STOCKHOLDERS OF THE FRANCE GROWTH FUND, INC.

Dear Fellow Stockholders:

The accompanying notice of meeting and proxy statement presents proposals to be considered at The France Growth Fund Inc.'s (the "Fund") Annual Meeting of Stockholders to be held on April 30, 2001.

Your Board of Directors unanimously recommends that you elect Mr. Kipp as a Board member of the Fund and that you re-elect Messrs. Arvis, Daviron and Spurdle who are standing for re-election as Board members of the Fund (PROPOSAL
1). Two of the nominees, Messrs. Daviron and Spurdle have been Directors since the Fund's inception. Mr. Arvis has been a Director of the Fund since 1993. Messrs. Arvis, Daviron and Spurdle have brought valuable experience and insight to the Board from their varied careers within the financial services industry and have participated on a Board which has taken significant actions to create value for its stockholders. They have and would continue to make positive contributions to the Fund. Mr. Kipp is a representative of Bankgesellschaft Berlin AG, the Fund's largest shareholder as of the record date.

At the meeting, you will also be asked to consider a proposal from one of the Fund's stockholders with respect to the repeal of all amendments made to the By-laws in June 2000 (PROPOSAL 2). The Board adopted these amendments to the By-laws to improve the governance of the Fund and believes the change is in the best interest of the Fund's stockholders. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL.

The Fund also has received a proposal with respect to amending the By-laws to allow stockholders holding not less than 5% of the shares entitled to vote to request a Special Meeting of Stockholders (PROPOSAL 3). THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL.

If you have any questions about the Meeting agenda or how to vote, please call. Thank you for investing in the Fund.

                                                       Yours sincerely,



                                                       /s/ JEAN A. ARVIS
                                                       -----------------
                                                       Jean A. Arvis

                                                       Chairman

                          THE FRANCE GROWTH FUND, INC.
                                666 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 30, 2001
                                  -------------
                                 PROXY STATEMENT
                                  -------------

     This proxy statement is being used by the Board of Directors of The France Growth Fund, Inc. (the "Fund") to solicit proxies to be voted at the Annual Meeting of the Fund's Stockholders (the "Meeting"). This Meeting will be held at 2:00 p.m., New York City time, on Monday, April 30, 2001, at the offices of PaineWebber, Inc., 14th Floor Boardroom, 1285 Avenue of the Americas, New York, New York 10019. The purposes of the Meeting are to elect four (4) Directors and to consider and act upon two stockholder proposals. This proxy statement and form of proxy are being mailed to stockholders on or about April 16, 2001. The Fund's Annual Report for the fiscal year ended December 31, 2000 was mailed to stockholders on March 1, 2001. STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT BY WRITING TO THE FUND AT THE ADDRESS LISTED ABOVE OR BY CALLING 800-852-4750.

WHO IS ELIGIBLE TO VOTE

     Stockholders of record on March 29, 2001 are entitled to attend and vote at the Meeting or any related adjourned meeting. Each share of common stock is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to stockholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted FOR the election of the nominees for Director named in this proxy statement, AGAINST a stockholder proposal with respect to repealing all amendments made to the By-laws in June 2000 and AGAINST a stockholder proposal with respect to amending the By-laws to allow stockholders holding not less than 5% of the shares entitled to vote to request a Special Meeting of the Stockholders.

RECENT DEVELOPMENTS

     TENDER OFFER. The Fund completed a tender offer on February 28, 2001, for 3,018,000 shares of the Fund's common stock. The shares were purchased at a price of $10.6624 per share, which was 98% of the net asset value of the shares on February 28, 2001. A total of 11,729,545 shares were tendered pursuant to the tender offer and, after giving effect to proration, approximately 26% of the shares tendered by each stockholder were purchased pursuant to the tender offer. Pursuant to the tender offer, the Fund purchased 671,695 shares of common stock from Bankgesellschaft Berlin AG (the "Bank"). Two of the current Directors, Mr. Gregory L. Melville and Mr. Moritz Sell, and one of the nominees to serve as a Class I Director, Mr. Dirk Kipp, are affiliated with the Bank.

     AGREEMENT WITH BANKGESELLSCHAFT BERLIN AG. The Fund has entered into a memorandum of understanding, dated as amended January 30, 2001 (the "Agreement"), with the Bank, its largest shareholder. The Agreement provided for the terms of the tender offer and certain corporate governance matters. In the Agreement, the Fund and the Bank agreed, among other things, to the following matters:

     o The Class I directors nominated by the Board for election at the Meeting are Jean A. Arvis, Pierre H.R. Daviron and John W. Spurdle, Jr., who are currently Class I directors of the Fund, and Dirk Kipp, a director of the Bank.

     o The Bank will vote all of the shares of the common stock that the Bank owns or controls at the Meeting in favor of those nominees.

     o The Bank will  abstain  from voting on any  proposals  submitted by other
       stockholders  for  consideration  at  the  Meeting,   including  the  two
       stockholder proposals in this proxy statement.

     o The Fund will appoint a nominee of the Bank to fill the first vacancy created by the resignation or removal of a Director from the Board. In that connection, Bernard Chauvel has resigned, effective immediately following the Meeting, as President of the Fund and a Class II director. The Fund has been informed that the Bank's nominee will be Serge Demoliere, a General Manager of the Bank responsible for equities and equity derivatives.

     o The Fund's By-laws were amended to provide that a Special Meeting of the Board may be called by any two Directors on the Board.

     o The threshold in the By-laws for stockholders to call a Special Meeting of Stockholders was reduced from 50% to 40% of the outstanding shares of common stock, effective at the conclusion of the Meeting. This provision and the "opt out" of the provision of Maryland law that placed exclusive authority to determine the threshold for stockholders to call a Special Meeting of Stockholders were amended so that the stockholder requested special meeting provisions in the By-laws may only be amended by stockholders, with such provision to take effect as of the 2002 Annual Meeting.

                              ELECTION OF DIRECTORS

                                  (PROPOSAL 1)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES.

     The Fund's Articles of Incorporation provide that the Board of Directors shall be divided as equally as possible into three classes of Directors (Class I, Class II and Class III) serving staggered three-year terms. The term of office for Directors in Class I expires upon the election of Directors at the Meeting, Class II at the 2002 annual meeting and Class III at the 2003 annual meeting. Four (4) Class I nominees are named in this proxy statement for election to a term expiring on the date of the Annual Meeting of Stockholders in 2004 or until their successors are elected and qualified.

     A plurality of all votes cast at the Meeting, with a quorum present, is sufficient to elect a Director. This means that the four (4) nominees for Director who receive the greatest number of votes will be elected. Unless authority is withheld, it is the intention of the persons named in the form of proxy to vote each proxy for the election of all of the nominees listed below. Each nominee has indicated he will serve as a Director if elected, and the Board of Directors knows of no reason why any of these nominees would be unable to serve. However, if any nominee should be unable to serve, the proxies received will be voted for any other person designated to replace the nominee by the Board of Directors.

INFORMATION REGARDING DIRECTORS AND NOMINEES

     The following table shows certain information about the Directors and nominees. Each Director, including each nominee, has served as a Director of the Fund since 1990, except for Mr. Jean A. Arvis who became a Director in February 1993, Messrs. Melville and Sell who became Directors in April 2000 and Mr. Kipp, who is being nominated to this Board for the first time.

     The  following  have been  nominated  for  election or  re-election  at the
Meeting:

                                                                                         SHARES OF THE COMMON
                                                                                          STOCK OF THE FUND
                                                                                          BENEFICIALLY OWNED
                                  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND     (DIRECTLY OR INDIRECTLY)
NAME                       AGE                      DIRECTORSHIPS                        ON MARCH 29, 2001(1)
-----                     ----    ------------------------------------------------      ----------------------
Jean A. Arvis (2)          66     Chairman  of  the Fund (since  February  1993);               6,123
    Class I                        President,   French  Federation  of  Insurance
                                   Companies   (insurance)  (since  March  1997);
                                   Special Advisor, American International Group,
                                   Inc.  (insurance) (since January 1993); Senior
                                   Adviser,  Compagnie  de Suez  (until  December
                                   1995);  Director,  AXA  Equity  and Law (U.K.)
                                   (insurance),  Fonciere Lyonnaise,  AIG Banque,
                                   Sofrace (Liban) and New London PLC.

Pierre H.R. Daviron        59     Executive  Vice  President,  Marque  Millennium                1000
    Class I                        Capital  Management Ltd. (since January 2000);
                                   Partner, DR Associates (consulting) (September
                                   through  December  1999);   Managing  Director
                                   (until  September  1999),  President and Chief
                                   Investment   Officer  (August   1993-September
                                   1998),   Oppenheimer   Capital   International
                                   (asset management);  and Chairman of the Board
                                   of the Fund (May 1990-February 1993).


                                       3



                                                                                         SHARES OF THE COMMON
                                                                                          STOCK OF THE FUND
                                                                                          BENEFICIALLY OWNED
                                  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND     (DIRECTLY OR INDIRECTLY)
NAME                       AGE                      DIRECTORSHIPS                        ON MARCH 29, 2001(1)
-----                     ----    ------------------------------------------------      ----------------------
Dirk Kipp                  39     Director, Bankgesellschaft Berlin AG, responsible
                                  for the Bank's proprietary equity trading.

John W. Spurdle, Jr. (2)   63    Managing Partner, Spurdle & Company (private                   1,000
      Class I                      finance);   Chairman,   Investment  Management
                                   Partners Inc.  (holding  company);  President,
                                   Asset Management  Investment Co. (since August
                                   1997);   and  Advisory   Director,   Bluestone
                                   Capital Partners  (investment  banking) (since
                                   January 1998).

--------------
(1) As of March 29, 2001, the Directors and nominees listed above who owned shares of the Common Stock owned individually less than 1% of the Fund's outstanding shares, and the Directors and officers of the Fund beneficially owned, directly or indirectly, in the aggregate less than 1% of the Fund's outstanding shares.

(2) Member of the Audit Committee.

    The following are Directors whose terms continue:

                                                                                         SHARES OF THE COMMON
                                                                                          STOCK OF THE FUND
                                                                                          BENEFICIALLY OWNED
                                  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND     (DIRECTLY OR INDIRECTLY)
NAME                       AGE                      DIRECTORSHIPS                        ON MARCH 29, 2001(1)
-----                     ----    ------------------------------------------------      ----------------------
Thomas C. Barry            56     President  and Chief Executive Officer, Zephyr                1,333
  Class III                        Management,   Inc.   (since   December  1993);
                                   President   and   Chief   Executive   Officer,
                                   Rockefeller & Co., Inc. (registered investment
                                   adviser) (March 1983-December 1993).

W. L. Lyons                64     Director,   Pennzoil   -  Quakerstate  Company,                1000
  Brown, Jr.                       Westvaco  Corporation; Chairman  of the Board
    Class III                      of Trustees of the Winterthur Museum;  Trustee
                                   of the  World  Monuments  Fund and the  Thomas
                                   Jefferson  Foundation;  Advisory Board member,
                                   Bessemer Holdings, L.P.; Trustee, Alumni Board
                                   of Trustees,  University of Virginia Endowment
                                   Fund; President,  Chairman and Chief Executive
                                   Officer, Brown-Forman Corporation (1975 - July
                                   1993);  Appointed  honorary  consul  of France
                                   (1975 - 1990).

John A. Bult               65     Chairman,   PaineWebber  International,   Inc.;               1,779
   Class II*                       Director,  The  Germany  Fund,  Inc.,  The New
                                   Germany  Fund,   Inc.,  The  Central  European
                                   Equity Fund,  Inc. and The Greater China Fund,
                                   Inc. (investment companies).



                                        4

                                                                                         SHARES OF THE COMMON
                                                                                          STOCK OF THE FUND
                                                                                          BENEFICIALLY OWNED
                                  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND     (DIRECTLY OR INDIRECTLY)
NAME                       AGE                      DIRECTORSHIPS                        ON MARCH 29, 2001(1)
-----                     ----    ------------------------------------------------      ----------------------
Bernard L. Chauvel (3)     48    President of the Fund since (June 1997); Regional                371
  Class II**                       Manager,   Credit   Agricole   Indosuez  (U.S.
                                   operations)  (since  April  1997);  President,
                                   Credit   Agricole   (U.S.)   (banking,   asset
                                   management  and finance)  (January 1991 to May
                                   1997).

Walter J.P. Curley         78    Venture  Capital  Investor;  United  States                    1,562
   Class III                       Ambassador to Ireland  (1975-77) and to France
                                   (1989-93);   Director,   Sotherby's  Holdings,
                                   Inc.; President, Curley Land Company; Board of
                                   Trustees,   The  Frick   Collection,   Achelis
                                   Foundation  and Bodman  Foundation;  Executive
                                   Committee Member,  The American Society of the
                                   French Legion of Honor; and Honorary  Chairman
                                   of the French American Foundation.

Gregory L. Melville        44    Assistant Director, Bankgesellschaft Berlin AG                     0
   Class III

Michel A. Rapaccioli (2)   67    President, Arfin (consulting) (since June 1995);               9,382
     Class II                      Vice  President and Chief  Financial  Officer,
                                   Texasgulf Inc. (fertilizers) (until May 1995);
                                   Senior  Vice  President  and  Chief  Financial
                                   Officer, Elf Aquitaine, Inc. (holding company)
                                   (until  1994);  Chairman  and  Director,   Elf
                                   Trading, Inc. (oil) (until 1994); Chairman and
                                   Chief  Executive  Officer,  Elf  Technologies,
                                   Inc.  (until 1994) and Director and officer of
                                   other affiliates of the Elf group of companies
                                   (until 1994).

Moritz Sell                33    Market Strategist, Bankgesellschaft Berlin AG                      0
  Class III

---------------

(1) As of March 29, 2001, the Directors and nominees listed above owned individually less than 1% of the Fund's outstanding shares, and the Directors and officers of the Fund beneficially owned, directly or indirectly, in the aggregate less than 1% of the Fund's outstanding shares.

(2) Member of the Audit Committee.

(3) Mr. Chauvel has announced his resignation, effective immediately after the Meeting, as the President and Director of the Fund.

* Denotes an "interested person," as defined in the Investment Company Act of 1940. Mr. Bult is an "interested person" by reason of his affiliation with PaineWebber Incorporated. PaineWebber Incorporated and its affiliate, PaineWebber International (U.K.) Ltd., were among the principal underwriters of the initial offering of the Fund's Common Stock in 1990. PaineWebber Incorporated was the dealer-manager of the Fund's rights offering in 1994. PaineWebber Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934, is the parent company of the Fund's Administrator.

** Denotes an "interested person," as defined in the Investment Company of 1940. Mr. Chauvel is an "interested person" by reason of his affiliation with Caisse Nationale De Credit Agricole, the indirect parent company of the Fund's Investment Adviser.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Board of Directors has an Audit Committee composed of independent members, as required by the New York Stock Exchange listing standards. The Audit Committee is currently composed of Messrs. Arvis, Longchampt, Rapaccioli and Spurdle (Chairman). The Board has agreed to appoint Mr. Sell as a Member of the Audit Committee. None of the members are an "interested person", as defined in the Investment Company Act of 1940, of the Fund or of the Investment Adviser. The Audit Committee makes recommendations to the Board with respect to the selection of independent accountants and reviews with the independent accountants the scope and results of the audit engagement. The Audit Committee also considers the range of audit and non-audit fees, reviews and approves non-audit services provided by the independent accountants and reviews the annual financial statements of the Fund. The Audit Committee held four (4) meetings during the Fund's fiscal year ended December 31, 2000.

     The Board no longer has a Nominating Committee. Instead, all of the Directors who are not "interested persons", as defined in the Investment Company Act of 1940 Act, of the Fund or the Investment Adviser consider all candidates for selection as a Director of the Fund and nominate the nominees to stand for election by the stockholders. The Directors who are not "interested persons" will not consider prospective nominees suggested by stockholders.

     At the present time, the Board of Directors has no Compensation Committee or other committee performing similar functions.

     During the Fund's fiscal year ended December 31, 2000, the Board of Directors met seven (7) times, and each Director attended at least 75% of the aggregate number of meetings of the Board and meetings of committees of the Board of Directors on which such Director served.

     One of the Fund's Directors, Mr. Rapaccioli, and one of the Fund's nominees, Mr. Arvis, are residents of France, one of the Fund's Directors, Mr. Melville and one of the Fund's nominees, Mr. Kipp, are residents of Germany, and one of the Fund's Directors, Mr. Sell, is a resident of England. Substantially all of the assets of such persons may be located outside of the United States and as a result, it may be difficult for United States investors to effect service of process upon such Directors within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors under the federal securities laws of the United States.

INFORMATION REGARDING EXECUTIVE OFFICERS

     The Executive Officers of the Fund are as follows:

                                              POSITION                      PRINCIPAL OCCUPATION
NAME                        AGE              WITH FUND                     DURING PAST FIVE YEARS
----                        ---              ---------                     ----------------------
Bernard L. Chauvel .......   48     President (since June 1997)       Previously indicated.

Steven M. Cancro .........   46     Vice President (since             First Vice President and
                                     June 1992) and Secretary          Senior Counsel, Credit Agricole
                                     (since 1991)                      Indosuez (New York).

Frederick J. Schmidt .....   41     Vice President (since             Vice  President, Indocam Interna-
                                     June 1992) and Treasurer          tional Investment Services (since
                                     (since 1990)                      July   1997);   Vice   President,
                                                                       Credit  Agricole   Indosuez  (New
                                                                       York);  Treasurer,  Indocam  Asia
                                                                       Strategic   Growth   Fund,   Inc.
                                                                       (since  1994);   VP,   Treasurer,
                                                                       Secretary & Director, EPEM (since
                                                                       1999).

     The persons listed above as Executive Officers of the Fund are also employees of Credit Agricole Indosuez. The Executive Officers of the Fund were elected by the Board of Directors at a meeting of the Board of Directors in April 2000. Messrs. Cancro and Schmidt have indicated beneficial ownership of 4,000 and 1,000 shares of the Fund, respectively, which represents less than 1% of the shares of the Fund outstanding.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The Investment Adviser pays the compensation and certain expenses of its personnel, if any, who serve as Directors and Officers of the Fund. The Fund pays each of its Directors who is not an "interested person", as defined in the Investment Company Act of 1940 Act, of the Fund (except by reason of being a Director) or of the Investment Adviser, the Fund's Administrator or any principal underwriter of the Fund, an annual fee of $7,500 plus an attendance fee of $700 for each meeting of the Board of Directors or of the Audit Committee attended. In addition, the Fund reimburses all Directors for certain out-of-pocket travel expenses in connection with their attendance at meetings of the Board of Directors or any committees thereof. The Fund pays an additional fee of $5,000 per year to Mr. Arvis for providing certain consulting services to the Fund and an additional fee of $3,000 per year to Mr. Spurdle for services as Chairman of the Audit Committee.

     The following table provides information regarding the fees paid by the Fund to the non-interested Directors for their services for the Fund's fiscal year ended December 31, 2000.

                                                                                  PENSION OR
                                                                                  RETIREMENT
                                                AGGREGATE       BENEFITS      TOTAL COMPENSATION
DIRECTOR                                      COMPENSATION      ACCRUED         FROM THE FUND
--------                                      ------------      -------       ------------------
Jean A. Arvis .............................       19,500           0                 19,500
Thomas C. Barry ...........................       11,000           0                 11,000
W.L. Lyons Brown, Jr. .....................        1,325           0                  1,325
Walter J.P. Curley ........................       11,000           0                 11,000
Pierre H.R. Daviron .......................       11,700           0                 11,700
Michel Longchampt .........................       14,500           0                 14,500
Gregory L. Melville** .....................        5,225           0                  5,225
Michel A. Rapaccioli ......................       14,500           0                 14,500
Jacques Regniez ...........................       11,700           0                 11,700
Moritz Sell** .............................        5,225           0                  5,225
Bernard Simon-Barboux* ....................        6,475           0                  6,475
John W. Spurdle, Jr. ......................       17,500           0                 17,500

----------------
* Mr. Simon-Barboux no longer served as a director after the April 27, 2000 meeting of the Board.
** The  fees   paid   for   services   rendered   by  the   representatives   of
   Bankgesellschaft Berlin AG on the Board of Directors of the Fund, Messrs. Melville and Sell, are paid directly to Bankgesellschaft Berlin AG.

OWNERSHIP OF COMMON STOCK

     As of March 29, 2001, to the knowledge of the management of the Fund, there were no persons known to be control persons of the Fund, as such term is defined in Section 2(a)(9) of the Investment Company Act of 1940. As of such date, the only persons known to the Fund to have record or beneficial ownership of more than 5% of the outstanding Common Stock are the following:

         NAME AND ADDRESS                                  AMOUNT OF
          OF BENEFICIAL/                                   BENEFICIAL/        PERCENT
           RECORD OWNER                                 RECORD OWNERSHIP      OF CLASS
           ------------                                 ----------------      --------
          (RECORD OWNER)
Cede & Co., as nominee for                             11,823,149 shares        97.9%
The Depository Trust Company
P.O. Box 20
Bowling Green Station
New York, NY 10004
        (BENEFICIAL OWNERS)
        Bankgesellschaft Berlin AG
        Alexanderplatz 2
        D-10178 Berlin
        Germany                                         1,948,805 shares        16.1%
        Lazard Freres & Co. LLC
        30 Rockefeller Plaza
        New York, NY 10020*                             1,890,900 shares       12.32%
        President and Fellows of Harvard College,
        c/o Harvard Management Co., Inc.
        600 Atlantic Ave.,
        Boston, MA 02210**                              1,725,701 shares        11.3%

-----------------
* Based upon Schedule 13G filed with the Securities and Exchange Commission on February 13, 2001. The percentage ownership reported in this filing does not reflect shares which were subsequently repurchased by the Fund pursuant to the tender offer.
** Based upon Schedule 13G filed with the Securities and Exchange  Commission on
   February 9, 2001. The percentage ownership reported in this filing does not reflect shares which were subsequently repurchased by the Fund pursuant to the tender offer.

                              STOCKHOLDER PROPOSAL
                      WITH RESPECT TO REPEALING AMENDMENTS
                          MADE TO THE JUNE 2000 BY-LAWS
                                  (PROPOSAL 2)

     THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY AND STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST PROPOSAL 2. THE DIRECTORS BELIEVE THE PROPOSAL IS CONTRARY TO THE BEST INTERESTS OF STOCKHOLDERS.

STOCKHOLDER PROPOSAL 2

     A stockholder has submitted the following proposal and supporting statement for inclusion in this proxy statement. The stockholder claims beneficial ownership of common stock of the Fund valued at over $2,000. The Fund will provide the address of the proposing stockholder to any person who requests that information by written or oral request to Steven M. Cancro, Secretary of the Fund, 666 Third Avenue, New York, New York 10017.

     "RESOLVED, that shareholders recommend the Board take every necessary step to repeal all amendments to the Bylaws adopted by the Board in June 2000 that weaken the power of shareholders or strengthen the Board's power -- since these changes disenfranchise shareholders in a number of ways, and also are inconsistent with the voting preferences expressed by shareholders at the April 2000 annual meeting. Furthermore, notwithstanding anything to the contrary in the "unspoiled" Bylaws in effect prior to June 2000, it is recommended that future changes to affected sections of the Bylaws may not be amended, altered or repealed except by the vote of shareholders.."

                              SUPPORTING STATEMENT

     Shareholders should retaliate against heavy-handedness. The Bylaw amendments shareholders should SEEK TO REPEAL through VOTING FOR THIS PROPOSAL were fabricated in June 2000 to make it increasingly difficult, if not close to impossible, for shareholder democracy to determine the Fund's future direction. While conveniently timed changes in Maryland law opened the door for the Fund to pursue these shareholder-unfriendly amendments, NONE WERE REQUIRED BY LAW to be pursued. Policies in place for over a decade were abruptly changed after the votes of shareholders -- 69.1% of those voting, and 49.6% of outstanding shares -- signaled a landslide of support to eliminate the discount to NAV at which Fund shares trade in the open market. "Establishment" directors were ousted in favor of dissident shareholders, and a tender offer proposal was also passed, both by wide margins. The Board, however, moved to entrench the status quo with its Bylaw amendments . . . . anyway!

     Rather than responding to the will of the shareholders, the Board increased its reliance on legal tactics to fend off the owners of the company, the constituency whose interests, ironically, the Board has a fiduciary duty to represent. The Board's concerted effort to ignore the shareholder vote can be described as poor corporate governance -- "Nothing Ado About Much," as one commentator aptly characterized the lack of follow up action commensurate with the April 2000 voting outcomes.

     Most offensive to shareholder interests, in our view, were Board tactics to amend the Bylaws to allow for the number of Board seats to be increased, yet filling these newly created seats without seeking a shareholder vote to confirm appointees for up to three years! The practical result was the reinstatement of a director, John Bult, who had been handily defeated barely four months earlier by shareholder-sponsored directors whose platform was to "more aggressively pursue measures intended to enhance shareholder value." It does not seem a reach to conclude that Mr. Bult was reinstated, along with the appointment of another new, hand-picked director, to mitigate the results from a proxy contest in which continuation of the status quo was strongly rejected by shareholders.

     An appropriate remedy to these entrenchment tactics is to rescind the Bylaw amendments that allowed for such disgraceful actions to be perpetuated. A VOTE FOR THIS SHAREHOLDER PROPOSAL IS A VOTE TO SIGNAL DISSATISFACTION WITH INAPPROPRIATE CORPORATE GOVERNANCE.

     THE BOARD OF DIRECTORS' RESPONSE TO THE STOCKHOLDER'S PROPOSAL:

     THE BOARD OF DIRECTORS UNANIMOUSLY OPPOSES THE PROPOSAL DESCRIBED ABOVE AND STRONGLY URGES ALL STOCKHOLDERS TO VOTE AGAINST THIS PROPOSAL. THE REASONS FOR THIS UNANIMOUS RECOMMENDATION ARE AS FOLLOWS:

     The Board adopted in June 2000 certain amendments to the Fund's By-laws that were intended to modernize the By-laws and to improve the governance of the Fund. These amendments were adopted in accordance with Maryland law and the Fund's Article and By-laws. The revisions reflect the Board's judgement as to the form of By-laws that are in the best interests of the Fund's stockholders taken as a whole.

     Many of the changes that were made to the By-laws are intended merely to modernize the By-laws. For example, the revisions provide for electronic voting and permit delivery of Notice to Directors in electronic form.

     The revisions also reflect the Board's election to "opt-in" to certain amendments to the Maryland General Corporation Law. The Maryland General Corporation Law was amended in 1999 to allow the board of directors of a Maryland corporation to elect for the corporation to be governed by up to five new provisions of the Maryland General Corporation Law. These provisions allow the Board, among other things, to increase the threshold for calling a special meeting, to increase the percentage approval required to remove a director, to provide that only the board can set the number of directors and to vest in the board the exclusive power to fill vacancies on the board. The Maryland legislature's adoption of these provisions and the ability of a board to "opt-in" to the provisions without stockholder approval are clearly reflective of the legislature's judgment as to the appropriate relative responsibilities of a board and stockholders.

     The Board determined that electing for the Fund to be governed by some of the new provisions was appropriate and in the best interests of all Fund stockholders. The Board then amended certain sections of the By-laws to reflect the Board's decision to "opt-in" under the Maryland General Corporation Law.

     The amendments to the By-laws also incorporated provisions that the Board believes will make the Fund's governance fairer to all stockholders. A provision was added requiring that the Fund receive advance notice, 90 days prior to the anniversary of the date on which the prior year's proxy statement was mailed, of any nominees for Director or stockholder proposals. The purpose of this amendment is not to prevent any stockholder from presenting a proposal, whether or not supported by the Board, for inclusion in the Fund's proxy statement. The inclusion of this stockholder proposal and the other stockholder proposal in Proposal 3 in this proxy statement demonstrates that the amendments to the
By-laws were not intended to achieve that purpose. Rather, the advance notice requirement is intended to provide notice of proposals to all stockholders and to allow all interested parties, including the Board, to express their views as to the merits of a proposal. Without an advance notice provision, there is nothing to prevent a proposal being raised and voted at a stockholder meeting, in which case any stockholder who is present at the meeting by proxy--which is the majority of those voting at a meeting--will have no notice of or say in the outcome of the proposal. Similarly, as discussed in greater detail under Proposal 3, the amendment to the By-laws increasing the percentage of the outstanding shares required to call a special meeting is intended to maintain the original purpose of a special meeting--to act in extraordinary circumstances--and not to allow a special meeting to serve as a tool for professional dissident investors.

     The proponent makes two accusations in the supporting statement that need to be corrected. First, the Board took very seriously last year's stockholder vote in favor of realizing net asset value. The Fund, at the direction of the Board, has:

     o Activated the Fund's open-market purchase plan and acquired 255,333 shares on the market at a cost of $3,428,224;

     o Successfully completed a tender offer for approximately 20% of the outstanding shares of the Fund at 98% of net asset value; and

     o Continued to distribute quarterly at least 3% of the Fund's net assets (as of December 31, 2000) pursuant to the Tax Managed Distribution Plan (the "Plan"). Since the inception of the Plan in 1998, the Fund has distributed over $144,787,712 to stockholders. The Plan's initial three year term will expire in June 2001, at which time the Board will consider whether the Plan should be renewed.

     The Board believes that these actions demonstrate the Board's resolve to address the "discount" issue but to do so in a responsible manner that considers the best interests of all of the Fund's stockholders. Second, the increase in the size of the Board and the reappointment of Mr. Bult was not intended to oppose the interests of stockholders. The appointment of Mr. Bult did not deny a seat on the Board to anyone who was nominated by any stockholder. His reappointment allowed the Fund to retain the services of a Director who has unique knowledge of the closed-end fund business and actions other closed-end funds are taking to address the discount.

                              STOCKHOLDER PROPOSAL
           WITH RESPECT TO ALLOWING STOCKHOLDERS HOLDING NOT LESS THAN
                  5% OF THE SHARES TO REQUEST A SPECIAL MEETING
                                  (PROPOSAL 3)

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY AND STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST PROPOSAL 3. THE DIRECTORS BELIEVE THE PROPOSAL IS CONTRARY TO THE BEST INTERESTS OF STOCKHOLDERS.

STOCKHOLDER PROPOSAL 3

A stockholder has submitted the following proposal and supporting statement for inclusion in this proxy statement. The stockholder claims beneficial ownership of common stock of the Fund valued at over $2,000. The Fund will provide the address of the proposing stockholder to any person who requests that information by written or oral request to Steven M. Cancro, Secretary of the Fund, 666 Third Avenue, New York, New York 10017.

"RESOLVED, that the stockholders of The France Growth Fund, Inc. (the "Fund") recommend that the Board of Directors amend Section 3 of the By-laws to reflect that stockholders entitled to cast not less than 5% of all the votes entitled to be cast at such meeting may request a Special Meeting of Stockholders, and that hereafter, this amendment of the By-laws may not be further amended, altered or repealed except by the vote of stockholders."

                              SUPPORTING STATEMENT

The Fund has failed to implement numerous proposals passed by its stockholders at the last two annual meetings in 1999 and 2000. Additionally, the Fund's Board of Directors has taken away the 25% threshold previously in place to request a special meeting, instead doubling the threshold to 50%. We believe a shareholder vote to substantially lower that threshold will serve to create a more appropriate checks-and-balances system for the company's owners, its stockholders, to participate in corporate gov-ernance matters. At the same time, the 5% threshold and the responsibility of the requesting stockholder(s) to front the costs for the special meeting to the Fund should go a long way to preventing the calling of special meetings except for matters of genuine significance to investors.

     The Fund fought to omit our shareholder proposal from its proxy statement and deny shareholders consideration of this matter. However, the SEC would not accept the Fund's arguments to exclude this proposal. The Fund's opposition statement is more concerned with the self-interests of Fund management and the Board of Directors than the true best interests of the Fund's shareholders.

THE BOARD OF DIRECTORS' RESPONSE TO THE STOCKHOLDER'S PROPOSAL:

     THE BOARD OF DIRECTORS UNANIMOUSLY OPPOSES THE PROPOSAL DESCRIBED ABOVE AND STRONGLY URGES ALL STOCKHOLDERS TO VOTE AGAINST THIS PROPOSAL. THE REASONS FOR THIS UNANIMOUS RECOMMENDATION ARE AS FOLLOWS:

     The Board does not believe that this proposal furthers the interests of stockholders and is being proposed only to allow stockholders with a modest investment in the Fund to harass the Fund's management at the expense of other stockholders. The Fund holds annual meetings for election of Directors and for consideration of any matter properly presented by a stockholder, regardless of the size of the stockholder's holding in the Fund. The Fund has in the past and, as a matter of Maryland law, will continue in the future to hold annual meetings. The Fund is obligated by the laws of Maryland and the rules of the Securities and Exchange Commission to allow all of the Fund's stockholders to present the Fund with proposals for matters to be considered at the annual meeting. As the inclusion of the two stockholder proposals in this proxy statement demonstrates, the Fund includes stockholder proposals for consideration at an annual meeting whether or not the Board supports the proposal.

     Contrary to the stockholder's assertion in the supporting statement, the Board has not sought to "deny shareholders consideration of this matter".
Because the Board did not believe that the stockholder's proposal, in its original form, was a proper matter for consideration under Maryland state law, the Fund asked the Securities and Exchange Commission to review the proposal. The Securities and Exchange Commission agreed with the Fund's analysis, and required the stockholder to revise its proposal to comply with State law in order for the proposal to be included in the proxy statement.

     Special meetings are intended to be called only in extraordinary circumstances. Since its incorporation, no stockholder has requested the Fund hold a special meeting. The Fund's By-laws provide that a special meeting of stockholders may be called by one or more stockholders who own in the aggregate 40% of the outstanding shares of the Fund's common stock. The Board believes that if a matter is sufficiently urgent to necessitate the cost and distraction of a special meeting, either the Board will call the meeting or stockholders holding more than 40% of the Fund's shares will be prepared to call the meeting.

     A meeting of stockholders costs the Fund a significant amount of money and is a distraction for management of the Fund. The holding of a meeting of stockholders entails expenses for the Fund, including the cost of preparing, printing and mailing a notice of meeting and proxy statement, legal fees, solicitation costs, travel expenses for the Independent Directors who attend the special meeting and the costs of engaging an independent entity to certify the voting results, if required. The 2000 Meeting of Stockholders, for example, cost the Fund approximately $175,000. THE MAJORITY OF THESE COSTS ARE PAID FOR BY ALL OF THE FUND'S STOCKHOLDERS AND NOT JUST THE STOCKHOLDER CALLING THE SPECIAL MEETING. The stockholder requesting the special meeting may only be charged the cost of printing and mailing the notice of meeting and proxy statement.

     A meeting of stockholders, particularly a special meeting, also requires management of the Fund to focus on the meeting and all of the tasks associated with holding the meeting rather than on Fund management.

     By setting a low threshold for calling a special meeting, a dissident stockholder which owns a very small percentage of the Fund's outstanding shares will be in a position to require the Fund to hold several meetings a year and, among other things, to repeatedly consider similar proposals or a barrage of new proposals which could more efficiently be considered in connection with the Fund's annual meetings. The added expense and time of repeatedly holding special meetings of shareholders would both distract the investment adviser from its primary responsibility of seeking to maximize total return for stockholders and increase Fund expenses for all stockholders.

INDEPENDENT ACCOUNTANTS

     The Board of Directors have selected PricewaterhouseCoopers LLP ("PwC") as the Fund's independent accountants for the current fiscal year ending December 31, 2001. Representatives of PwC will be present and available for questions at the Meeting.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Fund's Board of Directors is currently composed of 4 members and acts under a written charter first adopted and approved on April 27, 2000. A copy of this charter is attached to this proxy statement as Appendix A. The members of the Audit Committee are independent directors, as defined by its charter and the rules of New York Stock Exchange. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2000.

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. Management of the Fund is responsible for the preparation, presentation and integrity of the Fund's
financial  statements,   the  Fund's  accounting  and  financial  and  reporting
principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent public accountants, PwC, is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     The Audit Committee reviewed the Fund's audited financial statements for the fiscal year ended December 31, 2000 at a meeting on February 26, 2001 and discussed these financial statements with the Fund's management. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with PwC, the Fund's independent accountants. The Fund's independent accountants also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In addition, the Audit Committee discussed with the independent accountants their independence from the Fund.

     Stockholders are reminded, however, that the Members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of auditing or accounting, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by Management and PwC. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that Management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent accountant's are, in fact, "independent."

     Based on its discussions with management and the independent accountants, and its review of the representations and information provided by management and the independent accountants, and sub-ject to the limitation on the role and responsibility of the Audit Committee referred to above, the Audit Committee recommended to the Fund's Board of Directors that the audited financial statements be included in the Fund's Annual Report to Stockholders for the year ended December 31, 2001.

By the Audit Committee of the Board of Directors:

John W. Spurdle, Jr., Chairman
Jean A. Arvis
Michel Longchampt
Michael Rapaccioli

AUDIT FEES

     The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements and reports issued for certain security counts for the fiscal year ended December 31, 2000 was $75,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no financial information systems design and implementation services rendered by PwC to the Fund, its investment adviser, and entities controlling, controlled by or under common control with the Investment Adviser that provide services to the Fund for the fiscal year ended December 31, 2000.

ALL OTHER FEES

     The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, its investment adviser, and entities controlling, controlled by, or under common control with the adviser that provide services to the Fund for the fiscal year ended December 31, 2000 was $3.5 million.

                       INFORMATION CONCERNING THE MEETING

SOLICITATION OF PROXIES

     The cost of preparing, printing and mailing these proxy materials will be borne by the Fund. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Directors, officers and employees of the Fund; Indocam International Investment Services, the Fund's Investment Adviser, whose principal address is 90, boulevard Pasteur, 75015 Paris France; or Mitchell Hutchins Asset Management, Inc., the Fund's Administrator, whose principal address is 51 West 52nd Street, New York, New York 10019. Shareholder Communications Corporation, a third party solicitation firm, has agreed to provide proxy solicitation services to the Fund at a cost of approximately $10,000. Brokerage houses, banks and other fiduciaries may also be requested to forward these proxy materials to the beneficial owners of Fund shares to obtain authorization for completing the proxies and will be reimbursed by the Fund for their out-of-pocket expenses.

REVOKING PROXIES

A stockholder signing and returning a proxy has the power to revoke it at any time before it is exercised by filing a written notice of revocation with the Fund's secretary, c/o The France Growth Fund, Inc., 666 Third Avenue, New York, NY 10017; or by returning a duly executed proxy with a later date before the time of the Meeting; or if a stockholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of the Fund (without complying with any formalities) at any time before it is voted.

Being present at the Meeting alone does not revoke a previously executed and returned proxy.

OUTSTANDING SHARES AND QUORUM

     As of March 29, 2001, 12,072,000 shares of Common Stock of the Fund were outstanding. Only stockholders of record on March 29, 2001 are entitled to notice of and to vote at the Meeting. Thirty-three percent (33%) of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting will be considered a quorum for the transaction of business.

VOTING RIGHTS AND REQUIRED VOTE

     A plurality of all votes cast at the Meeting, with a quorum present, is sufficient to elect a Director. This means that the four (4) nominees for Director who receive the greatest number of votes will be elected. The affirmative vote of a majority of the shares cast at the Meeting, with a quorum present, is required for approval of the stockholder proposal with respect to repealing all amendments made to the By-laws in June 2000 and approval of the stockholder proposal with respect to amending the By-laws to allow stockholders holding not less than 5% of the shares entitled to vote to request a Special Meeting of the Stockholders.

     The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will ask their customers and clients how they want their shares voted on each proposal before the Meeting. The Fund understands that, under the rules of the NYSE, these broker-dealers may, without instructions from their customers and clients, grant authority to the proxies designated by the Fund to vote on certain items to be considered at the Meeting if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain-broker-dealer firms may also exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     The shares as to which the broker-dealer firms have granted authority to the proxies designated by the Fund to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), and the shares as to which proxies are returned by record stockholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors or the stockholder proposals with respect to the repealing amendments made to the June 2000 By-laws and with respect to allowing stockholders holding not less than 5% of the shares to request a special meeting, although they will count toward the presence of a quorum.

OTHER BUSINESS

     The Board of Directors knows of no other matters to be presented for consideration at the Meeting. If other business including any question as to an adjournment of the Meeting is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

                           TRANSACTIONS BY AFFILIATES

     During the fiscal year of the Fund ended December 31, 2000, there were no transactions in the common stock of the Investment Adviser, its parents or subsidiaries by any officer, Director or nominee for election of Director of the Fund or the Investment Adviser in an amount equal to or exceeding 1% of the outstanding common stock of such entity. Mr. Arvis has indicated ownership of Directors' qualifying shares (less than 1% of the outstanding shares) of Credit Agricole Indosuez, an affiliate of the Investment Adviser.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 2002 must be received by the Fund on or before December 17, 2001, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. For a stockholder proposal which is not included in the Fund's proxy statement to be considered timely, it must be received by the Fund at least 90 days before the anniversary date of the mailing of the Fund's proxy materials for the prior year's annual meeting.


                                                       /s/ STEVEN M. CANCRO
                                                       --------------------
                                                       Steven M. Cancro
                                                       Secretary

Dated: April 16, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, COMPLETE AND RETURN THE ENCLOSED PROXY CARD. PLEASE TAKE A FEW MINUTES TO VOTE NOW AND HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

                                                                       EXHIBIT A

                             AUDIT COMMITTEE CHARTER

                                THE FRANCE GROWTH

    1. COMPOSITION OF THE AUDIT COMMITTEE: The Audit Committee of The France Growth Fund, Inc. (the "Fund") shall be comprised of at least three directors, each of whom shall have no relationship to the Fund or any of its investment adviser, administrator or custodian that may interfere with the exercise of his or her relationship to the Fund and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, as such requirements are interpreted by the Board of Directors in its business judgement.

    2. PURPOSES OF THE AUDIT COMMITTEE: The purposes of the Audit Committee are to assist the Board of Directors:

       (a) to oversee the Fund's accounting and financial reporting policies and practices and related controls and procedures maintained by or on behalf of the Fund;

       (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

       (c) to select (or nominate the outside auditors to be proposed for stockholder approval in any proxy statement), evaluate and, where deemed appropriate, replace the outside auditors; and

       (d)  to evaluate the independence of the outside auditors.

       The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the outside auditors' responsibility to plan and carry out a proper audit. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not accountants or auditors by profession or experts in the fields of accounting or auditing. Accordingly, it is not the their responsibility to conduct independent auditing or accounting reviews, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

       The outside auditors for the Fund are ultimately accountable to the Board of Directors. The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace outside auditors.

       The outside auditors shall submit to the Fund annually a formal written statement delineating all relationships between the outside auditors and the Fund (the "Statement of Independence"), addressing at least the matters set forth in Independence Standards Board No. 1. Such statement shall also delineate any professional, tax or consulting services to the investment adviser, administrator or custodian.

    3. MEETINGS OF THE AUDIT COMMITTEE: The Audit Committee shall meet at least twice annually to discuss with management the annual audited financial statements and periodic performance results. In addition, the Audit Committee shall meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee believes should be discussed privately. The Audit Committee is empowered to hold special meetings as circumstances require.

    4. DUTIES AND POWERS OF THE AUDIT COMMITTEE: To carry out its purposes, the Audit Committee shall have the following duties and powers:

       (a) to recommend the selection, retention or termination of the outside auditors and, in connection therewith, to evaluate the independence of the outside auditors, including whether the outside auditors provide any consulting services to the adviser or any of the Fund's other service providers, and to receive the outside auditors' specific representations as to their independence;

       (a) to meet with the outside auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the outside auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

       (a) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the outside auditors;

       (a) to review the fees charged by the outside auditors for audit and non-audit services;

       (a) to investigate improprieties or suspected improprieties in fund operations; and

       (a) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

       (a) to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement or other required disclosure document.

    5. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

    6. ANNUAL REVIEW: The Audit Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

                                                            APPROVED: APRIL 2000

                          THE FRANCE GROWTH FUND, INC.
                   666 Third Avenue, New York, New York 10017

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Frederick J. Schmidt and Steven M. Cancro as Proxies, each with full power of substitution, and hereby authorizes each of them, with the authority in each to act in the absence of the other, to represent and to vote, as designated below, all the shares of Common Stock of The France Growth Fund, Inc. (the "Fund") held of record by the undersigned on March 29, 2001 at the Annual Meeting of Stockholders of the Fund to be held on April 30, 2001, or any adjournments thereof.

PROPOSALS (Please check one box for each proposal)

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES.

1. ELECTION OF DIRECTORS. To elect four (4) Directors in Class I to serve for a term expiring on the date of the Annual Meeting of Stockholders in 2004.


         FOR all nominees listed below  [ ]          WITHHOLD AUTHORITY  [ ]
         (except as marked to the contrary below)    to vote for all nominees
                                                       listed below

Nominees: Jean A. Arvis, Pierre H.R. Daviron, Dirk Kipp and John W. Spurdle (UNLESS AUTHORITY TO VOTE FOR ANY OF THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EVERY NOMINEE WHOSE NAME IS NOT LISTED BELOW.) INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the following space:

         ----------------------------------------------------------------

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 2.

2. TO CONSIDER AND ACT UPON A STOCKHOLDER PROPOSAL RECOMMENDING THAT THE BOARD OF DIRECTORS REPEAL ALL AMENDMENTS MADE TO THE BY-LAWS IN
         JUNE 2000.


         FOR  [ ]             AGAINST  [ ]                 ABSTAIN [ ]

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 3.

3. TO CONISDER AND ACT UPON A STOCKHOLDER PROPOSAL RECOMMENDING THAT THE BOARD OF DIRECTORS AMEND THE BY-LAWS TO ALLOW STOCKHOLDERS HOLDING NOT LESS THAN 5% OF THE SHARES ENTITLED TO VOTE TO REQUEST A
     SPECIAL  MEETING  OF STOCKHOLDERS.

         FOR  [ ]             AGAINST  [ ]                 ABSTAIN [ ]

           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

4. In their discretion, the proxies are authorized to consider and act upon such other business as may properly come before the meeting or any adjournments thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND AGAINST PROPOSALS 2 AND 3.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. If shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, including that he or she is a "Partner."

                               Dated:                              , 2001
                                     ------------------------------

                               (By)
                                     ------------------------------
                                                Signature
                               (By)
                                     ------------------------------
                                                Signature